CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1

To the DISTRIBUTION AND SUPPLY AGREEMENT

This Amendment No.1 (this “Amendment No. 1”) to the DISTRIBUTION AND SUPPLY AGREEMENT with an effective date of August 2, 2019, by and between SINOTHERAPEUTICS INC., a limited company incorporated pursuant to the laws of the People’s Republic of China, with an business address at 1F, Building 3, No. 99 Haike Road, Pudong, Shanghai and/or its Affiliates (”Supplier”), and LANNETT COMPANY, INC., a Delaware corporation having an address of 9000 State Road, Philadelphia, PA 19136 and/or its Affiliates (“Lannett”), is made effective as of April 1, 2020 (the “Amendment No.1 Effective Date”). Supplier and Lannett may hereafter be referred to collectively as the “Parties” and individually as a “Party”. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, Supplier and Lannett have entered into the DISTRIBUTION AND SUPPLY AGREEMENT (the “Agreement”), which granted Lannett the right to distribute, market and sell the Product in the Territory;

WHEREAS, the Product was successfully launched in September 2019 in the Territory and is currently the sole generic product in the Territory (excluding the Authorized Generic) (the “Sole Generic”);

WHEREAS, pursuant to the Agreement, the Parties have set forth the supply price on EXHIBIT A, the Payment Terms in Section 3.5, the Net Profit Split model in Section 3.7, and the Term in Section 16.1;

WHEREAS, the Parties now mutually desire to amend the supply price, Payment Terms, Net Profit Split model, and Term, respectively, to the Agreement;

WHEREAS, the Parties also mutually desire to add an exclusive Right of First Offer for [***].

NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Parties, intending to legally bound, do hereby agree as follows:

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1. In the event the Product is the sole generic posaconazole delayed release tablet product in the Territory during the Term, The supply price of the Product will be adjusted to the Price T as set forth in EXHIBIT C to this Amendment No.1. The Net Profit Split model shall be calculated as follows:
i.	Net Profit Split to Lannett: Lannett shall retain the [***] percent ([***]%) of an amount equal to the sum of (i) Net Profits and, (ii) the value of $[***] multiplied by the quantity (Pack) of the sold Products with COGS booked at the Price T. For the purposes of determining Net Profit, and the Net Profit Split to Lannett, Lannett shall be entitled to Sales and Marketing Allowance of [***] of Gross Profits calculated using Pricing of $[***]/pack pursuant to EXHIBIT A to the Agreement.
ii.	Net Profit Split to Supplier: Lannett shall pay to Supplier the amount of Net Profits minus Net Profit Split retained by Lannett. In the event the calculation of the Net Profit Split to Supplier results in a negative value for any given calendar quarter, Lannett shall carry over this negative value in such calendar quarter and deduct this amount from the calculation of Supplier’s Net Profits for the following successive calendar quarter(s) until such amounts are fully absorbed.

Example:  [***]

2. Section 2.5Right of First Offer is added to the Agreement:
“2.5Right of First Offer.Upon the earlier of [***], Lannett shall have the right of first offer to exclusively negotiate with Supplier for [***] upon mutually agreed upon terms and conditions memorialized in a definitive agreement.”
3. Section 16.1 Term is deleted and replaced with the following:

“16.1.Term.  This Agreement will commence as of the Effective Date and will continue in effect for [***], unless earlier terminated as provided herein or renewed in accordance with the provisions of this Section 16.1.  If neither Party is in default, in any material respect, of any of its obligations under this Agreement, then the Term of this Agreement shall automatically renew for renewal terms of [***] unless either Party provides written notice to the other Party [***].  Any reference to the Term of this Agreement will include any renewal or extension of the Term hereof.”

4. In the event there is one or more generic posaconazole delayed release tablet product other than the Product in the Territory during the Term, the supply price of Product shall be adjusted to the Price in EXHIBIT A to the Agreement and, (i) Article 1 to this Amendment No. 1 will be no longer applied when Net Profit attributed to the Products with COGS booked at the Price T no longer exists and, (ii) the Parties shall, pursuant to the Agreement, implement Net Profit Split for the Products with COGS

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booked at the Price in EXHIBIT A to the Agreement, and (iii) for any Product on hand inventory of Lannett or in transit, the supply price shall be adjusted to the Price in EXHIBIT A to the Agreement, and Lannett agrees to execute the payment against the invoiced price; discrepancy between such supply price and such invoiced price will be credited in the form of a shelf-stock adjustment equivalent to the quantity of inventory on hand and in transit multiplied by the change in the supply price to the following Net Profit Split.
5. Section 3.5 Payment Terms shall be amended as following:

Upon the Effective Date of this Amendment No. 1 and continuing through the Term as defined in Section 16.1 of the Agreement as amended by this Amendment No. 1, Supplier shall grant Lannett terms such that any payments due to Supplier, including but not limited to payments for inventory purchases, Net Profit Split, Distribution Fees and Earn Out Payments, etc., shall be made once per calendar quarter within sixty (60) days following the end of each applicable calendar quarter. For the avoidance of doubt, these payment terms shall apply to any and all payments currently due to Supplier as of the Effective Date of this Amendment No. 1 as well as any and all future payments due to Supplier during the Term of the Agreement.

As an example, all the payment for inventory purchased, Net Profit Split, Distribution Fees, Earn Out Payments occurred during the period from October 1st 2020 to December 31st 2020 will be paid to supplier before March 1st 2021.
Provided, however, that Lannett will not be obligated to pay any disputed amounts until such dispute has been resolved.

6. All other terms of the Agreement not amended by this Amendment No. 1 shall remain in full force and effect. In the event of a conflict between the terms of this Amendment No. 1 and the terms of the Agreement with respect to the Pricing, Payment Terms, Net Profit Split model, and Term of the Agreement, the terms set forth in this Amendment No. 1 shall control.
7. The execution of this Amendment No. 1 as of the Amendment No. 1 Effective Date shall not release either Party from any rights, liabilities or obligations under the Agreement which accrued prior to the Amendment No. 1 Effective Date.
8. This Amendment No. 1 may be executed in two or more counterparts, any of which may be executed and transmitted by facsimile or other electronic method, and each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  An executed signature page of this Amendment No. 1 delivered by facsimile transmission or by electronic mail in “portable document format” (.pdf) shall be as effective as an original executed signature page.

[Signature Page Immediately Follows]

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Amendment No.1 Effective Date.

Sinotherapeutics Inc.

By:   /s/ Jiansheng Wan   Date:  June 5, 2020

Name:Jiansheng Wan

Title:Chief Executive Officer

lannett company, Inc.

By:   /s/ Timothy Crew   Date:  June 5, 2020

Name:Timothy Crew
Title: Chief Executive Officer

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LIST OF EXHIBITS

Exhibit C*Product and Price List

____________

*Certain portions of this Exhibit have been redacted to preserve confidentiality. The registrant hereby undertakes to provide further information regarding such redacted information to the Commission upon request.

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EXHIBIT C

Product and Price List

Molecule Name	Dosage Form	Strength	Pack Size	Price T/ pack in USD
Posaconazole Delayed Release	Tablets	100mg	60	[***]

1. The Price T

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